UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2016

SYMMETRY SURGICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	3842	47-1523659
(State or other jurisdiction	(Commission File	(I.R.S.Employer
of incorporation)	Number)	Identification No.)

3034 Owen Drive

Antioch, Tennessee 37013

(Address of principal executive offices, including Zip Code)

(800) 251-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 18, 2016, Symmetry Surgical Inc. (“Symmetry”) issued a press release entitled, “Symmetry Surgical Reports Fourth Quarter and Full Year 2015 Financial Results,” in which it announced its fourth fiscal quarter and full fiscal year 2015 financial results.

A copy of this press release is being furnished as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	“Symmetry Surgical Reports Fourth Quarter and Full Year 2015 Financial Results,” Press Release issued by Symmetry Surgical, Inc. dated February 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symmetry Surgical Inc.

/s/ Thomas J. Sullivan
Date: February 18, 2016	Name: Thomas J. Sullivan
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	“Symmetry Surgical Reports Fourth Quarter and Full Year 2015 Financial Results,” Press Release issued by Symmetry Surgical Inc. dated February 18, 2016.